Exhibit 10.1

AMENDMENT NO. 9 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 9 TO FIVE-YEAR REVOLVING CREDIT AGREEMENT (this “Amendment”) is dated as of March 31, 2020 by and among BLACKROCK, INC., a Delaware corporation (the “Company”), the Designated Borrowers party hereto (each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”), the banks and other financial institutions or entities party hereto (the “Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrowers, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of March 10, 2011 (as amended by that certain Amendment No. 1 to Five-Year Revolving Credit Agreement dated as of March 30, 2012, that certain Amendment No. 2 to Five-Year Revolving Credit Agreement dated as of March 28, 2013, that certain Amendment No. 3 to Five-Year Revolving Credit Agreement dated as of March 28, 2014, that certain Amendment No. 4 to Five-Year Revolving Credit Agreement dated as of April 2, 2015, that certain Amendment No. 5 to Five-Year Revolving Credit Agreement dated as of April 8, 2016, that certain Amendment No. 6 to Five-Year Revolving Credit Agreement dated as of April 6, 2017, that certain Amendment No. 7 to Five-Year Revolving Credit Agreement dated as of April 3, 2018, and that certain Amendment No. 8 to Five-Year Revolving Credit Agreement dated as of March 29, 2019 the “Credit Agreement”), pursuant to which the Lenders have extended certain credit facilities to the Borrowers.

The Borrowers have requested, and the Lenders and the Administrative Agent have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.

2.    Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a)    The Credit Agreement is hereby amended by replacing references to the phrase “Company Sublimit Notice” with the phrase “Sublimit Notice” in each place it appears in each of Section 1.1, Section 2.1(a), Section 13.2 and Exhibit L.

(b)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Company Sublimit”, “Designated Borrower Sublimit”, “LIBOR”, “Maturity Date” and “Non-Consenting Lender” in their entirety and replacing them with the following:

“ ‘Company Sublimit’ means $3,400,000,000, or such other amount as the Borrowers have notified the Administrative Agent of by delivery to the Administrative Agent of a Sublimit Notice; provided that, in the event there is a Defaulting Lender, the Company Sublimit shall be reduced by such Defaulting Lender’s Commitment Percentage for so long as such Lender is a Defaulting Lender. For the avoidance of doubt, upon any such Defaulting Lender being deemed cured in accordance with Section 4.16(h), by replacement of such Defaulting Lender pursuant to Section 4.14(b) or otherwise, the reduction of the Company Sublimit shall be of no further effect.”

“ ‘Designated Borrower Sublimit’ means (a) with respect to BlackRock Group Limited, $1,500,000,000, or such other amount as the Borrowers have notified the Administrative Agent of by delivery of a Sublimit Notice, and (b) with respect to any additional Designated Borrower, (i) at the time such Subsidiary is added as a Designated Borrower pursuant to Section 2.9, the amount reasonably determined by the Administrative Agent in consultation with the Company and (ii) from time to time thereafter, such other amount as the Borrowers have notified the Administrative Agent of by delivery to the Administrative Agent of a Sublimit Notice; provided that, in each case, in the event there is a Defaulting Lender, the Designated Borrower Sublimit shall be reduced by such Defaulting Lender’s Commitment Percentage for so long as such Lender is a Defaulting Lender. For the avoidance of doubt, upon any such Defaulting Lender being deemed cured in accordance with Section 4.16(h), by replacement of such Defaulting Lender pursuant to Section 4.14(b) or otherwise, the reduction of the Designated Borrower Sublimit shall be of no further effect.”

“ ‘LIBOR’ means, subject to the implementation of a Benchmark Replacement in accordance with Section 4.10(c), the rate of interest per annum determined on the basis of the rate for deposits in Dollars or the applicable Alternative Currency in minimum amounts of at least $5,000,000 or the applicable Alternative Currency Amount for a period equal to the applicable Interest Period which appears on the Reuters Page LIBOR01, or its successor page, at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Reuters Page LIBOR01, or its successor page, then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 or the applicable Alternative Currency Amount would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error. Notwithstanding the foregoing, (i) if LIBOR (including, without limitation, any Benchmark Replacement with respect thereto) shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement and (ii) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 4.10(c), in the event that a Benchmark Replacement with respect to LIBOR is implemented then all references herein to LIBOR shall be deemed references to such Benchmark Replacement.”

“ ‘Maturity Date’ means the earliest to occur of (a) March 31, 2025 (as such date may be extended with respect to consenting Lenders pursuant to Section 2.10), (b) the date of termination by the Company pursuant to Section 2.6, or (c) the date of termination pursuant to Section 11.2(a).”

“ ‘Non-Consenting Lender’ means any Lender that (a) has not consented to any proposed amendment, modification, waiver or termination of any Loan Document which, pursuant to Section 13.2, requires the consent of such Lender and with respect to which the

Required Lenders shall have granted their consent, (b) has objected to an increase or reinstatement of a Designated Borrower Sublimit requested by the Borrowers pursuant to a Sublimit Notice or (c) constitutes a Non-Consenting Lender with respect to any requested extension of the Maturity Date pursuant to Section 2.10.”

For the avoidance of doubt, the amendment of the definition of “Maturity Date” set forth above shall not constitute a utilization of the Company’s option to request extensions of the Maturity Date in respect of the Revolving Credit Facility pursuant to Section 2.10 of the Credit Agreement.

(c)    Section 1.1 of the Credit Agreement is hereby amended by revising the definition of “Japanese Base Rate” to delete the period at the end of the first sentence and inserting the following in its place: “; provided, that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(d)    Section 1.1 of the Credit Agreement is hereby amended by revising the definition of “LIBOR Market Index Rate” to delete the period at the end of such definition and inserting the following in its place: “; provided, that if such rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.”

(e)    Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in their respective proper alphabetical order:

“ ‘Benchmark Replacement’ means, with respect to all Loans denominated in a given currency, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the Relevant Governmental Body with respect to such currency or (ii) any evolving or then-prevailing market convention for determining a rate of interest as a replacement to LIBOR for syndicated credit facilities denominated in such currency and (b) the applicable Benchmark Replacement Adjustment for such Benchmark Replacement; provided that, if any Benchmark Replacement as so determined would be less than zero, such Benchmark Replacement will be deemed to be zero for the purposes of this Agreement.”

“ ‘Benchmark Replacement Adjustment’ means, with respect to any replacement of LIBOR with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of LIBOR with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities at such time denominated in the relevant currency.”

“ ‘Benchmark Replacement Conforming Changes’ means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent decides, in consultation with the Company, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides, in consultation with the Company, is reasonably necessary in connection with the administration of this Agreement).”

“ ‘Benchmark Replacement Date’ means the earlier to occur of the following events with respect to LIBOR with respect to a given currency:

(1)

in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of LIBOR permanently or indefinitely ceases to provide LIBOR with respect to such currency; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.”

“ ‘Benchmark Transition Event’ means the occurrence of one or more of the following events with respect to LIBOR with respect to a given currency:

(1)

a public statement or publication of information by or on behalf of the administrator of LIBOR announcing that such administrator has ceased or will cease to provide LIBOR with respect to such currency, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR with respect to such currency;

(2)

a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR or any other Relevant Governmental Body, which states that the administrator of LIBOR with respect to such currency has ceased or will cease to provide LIBOR permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR with respect to such currency; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of LIBOR announcing that LIBOR with respect to such currency is no longer representative.”

“ ‘Benchmark Transition Start Date’ means (a) in the case of a Benchmark Transition Event, the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication) and (b) in the case of an Early Opt-in Election, the date specified by the Administrative Agent or the Required Lenders, as applicable, by notice to the Company, the Administrative Agent (in the case of such notice by the Required Lenders) and the Lenders.”

“ ‘Benchmark Unavailability Period’ means, with respect to all Loans denominated in a given currency, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to LIBOR and solely to the extent that LIBOR has not been replaced with a Benchmark Replacement with respect to Loans denominated in such currency, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced LIBOR for all purposes hereunder with respect to Loans denominated in such currency in accordance with this Section and (y) ending at the time that a Benchmark Replacement has replaced LIBOR for all purposes hereunder with respect to Loans denominated in such currency pursuant to this Section.”

“ ‘Early Opt-in Election’ means the occurrence of:

(1)

(i) a determination by the Administrative Agent or (ii) a notification by the Required Lenders to the Administrative Agent (with a copy to the Company) that the Required Lenders have determined that syndicated credit facilities denominated in a given currency being executed at such time, or that include language similar to that contained in this Section are being executed or amended, as applicable, to incorporate or adopt a new benchmark interest rate to replace LIBOR with respect to such currency, and

(2)

(i) the election by the Administrative Agent or (ii) the election by the Required Lenders to declare that an Early Opt-in Election has occurred and the provision, as applicable, by the Administrative Agent of written notice of such election to the Company and the Lenders or by the Required Lenders of written notice of such election to the Administrative Agent.”

“ ‘Relevant Governmental Body’ means, with respect to any given Benchmark Replacement, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either (i) such Benchmark Replacement or (ii) the administrator of such Benchmark Replacement or (b) any working group or committee officially endorsed or convened by (i) the central bank for the currency in which such Benchmark Replacement is denominated, (ii) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or (B) the administrator of such Benchmark Replacement, (iii) a group of those central banks or other supervisors or (iv) the Financial Stability Board or any part thereof.”

“ ‘Unadjusted Benchmark Replacement’ means, with respect to a given Benchmark Replacement, such Benchmark Replacement excluding the Benchmark Replacement Adjustment for such Benchmark Replacement.”

(f)    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Replacement Rate.”

(g)    The second proviso to Section 2.1(a) of the Credit Agreement is hereby amended by deleting such proviso in its entirety and replacing it with the following:

“provided, however, that (A) the Company Sublimit and the Designated Borrower Sublimit imposed by this Section shall remain in full force and effect until such time that the Borrowers notify the Administrative Agent that such Company Sublimit or Designated Borrower Sublimit, as applicable, has been modified or terminated (subject to any applicable consent required by clause (C) below) by delivering to the Administrative Agent a Sublimit Notice substantially in the form attached hereto as Exhibit L (a “Sublimit Notice”), it being understood that any reduction or termination of a Designated Borrower Sublimit with respect to a Designated Borrower shall only be effective if, after giving effect thereto, the aggregate principal amount of all outstanding Loans payable by, and Letters of Credit issued for the account of, such Designated Borrower shall be less than the Designated Borrower Sublimit applicable to such Designated Borrower after giving effect to such reduction or termination, (B) in the event the Company Sublimit or a Designated Borrower Sublimit is terminated, such Company Sublimit or Designated Borrower Sublimit, as applicable, may (subject to any applicable consent required by clause (C) below, and so long as such Designated Borrower has not been terminated pursuant to Section 2.9(e)) be reinstated at any time by the Borrowers by delivering to the Administrative Agent a Sublimit Notice and (C) any increase to, or reinstatement of, any Designated Borrower Sublimit shall require the consent of the Administrative Agent, which consent shall not be unreasonably withheld, conditioned or delayed (it being understood that, in the case of any Designated Borrower that is a Foreign Subsidiary, the Administrative Agent shall, prior to granting such consent, notify the Lenders providing any portion of the applicable Designated Borrower Sublimit of the request under such Sublimit Notice, and if any such Lender informs the Administrative Agent in writing that any Applicable Law or applicable lending guideline or directive of, or applicable to, such Lender would result in such Lender not being permitted to provide its portion of the applicable Designated Borrower Sublimit (or increase thereof), then the Administrative Agent shall be deemed to have a reasonable basis for withholding consent).”

(h)    Section 2.9(b) of the Credit Agreement is hereby amended by adding “and the Designated Borrower Sublimit applicable thereto” immediately after the phrase “to the Company and the Lenders specifying the effective date upon which such Applicant Borrower shall constitute a Designated Borrower for purposes hereof” in the third sentence of such section.

(i)    Section 4.10(a) of the Credit Agreement is hereby amended by deleting the phrase “Replacement Rate” in the first sentence of such section and replacing it with “Benchmark Replacement.”

(j)    Section 4.10(c) of the Credit Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(c)    Alternative Rate of Interest.

(i)    Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, the Administrative Agent and the Company may amend this Agreement to replace LIBOR with respect to any applicable currency with one or more Benchmark Replacements, as applicable (it being understood that all Loans denominated in a given currency for which LIBOR is being replaced shall be subject to the same Benchmark Replacement). Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all Lenders and the Company so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders. Any such amendment with respect to an Early Opt-in Election will become effective on the date that Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders accept such amendment. No replacement of LIBOR with a Benchmark Replacement pursuant to this Section will occur prior to the applicable Benchmark Transition Start Date.

(ii)    Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Administrative Agent will have the right, in consultation with the Company, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.

(iii)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (i) any occurrence of a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date and Benchmark Transition Start Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes and (iv) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or Lenders pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section.

(iv)    Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Company may revoke any request for a borrowing of, conversion to or continuation of LIBOR Rate Loans subject to such Benchmark Unavailability Period to be made, converted or continued during any Benchmark Unavailability Period and, failing that, (i) in the case of a request for borrowing of, conversion to or continuation of Loans denominated in Dollars, the Company will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (ii) in the case of a request for borrowing of, conversion to or continuation of Loans denominated in an Alternative Currency, the Borrowers will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans denominated in Dollars. During any Benchmark Unavailability Period, the component of Base Rate based upon LIBOR will not be used in any determination of Base Rate.

(k)    Section 13.2 of the Credit Agreement is hereby amended by deleting “Replacement Rate” in clause (vi) and replacing such phrase with “Benchmark Replacement.”

(l)    Section 13.2 of the Credit Agreement is hereby amended by adding “or (subject to clause (C) of the second proviso of Section 2.1(a)) the Designated Borrower Sublimit” immediately after the phrase “the Company Sublimit” in the last paragraph of such section.

(m)    Schedule 1.1(b) to the Credit Agreement is replaced with a revised Schedule 1.1(b) attached hereto as Exhibit A to this Amendment, which such Schedule 1.1(b) reflects the Commitments of all the Lenders and the L/C Fronting Commitments of all the Issuing Lenders upon the effectiveness of this Amendment.

(n)    Exhibit J to the Credit Agreement is replaced with a revised Exhibit J attached hereto as Exhibit B to this Amendment, which such Exhibit J reflects the Form of Designated Borrower Notice.

(o)    Exhibit L to the Credit Agreement is replaced with a revised Exhibit L attached hereto as Exhibit C to this Amendment, which such Exhibit L reflects the Form of Sublimit Notice.

3.    Commitment Adjustments. Notwithstanding anything to the contrary in the Credit Agreement, each party hereto agrees (i) that solely with respect to any assignments required or desired to effectuate the purposes set forth in this Amendment, such assignments shall be deemed to be made in requisite amounts among the Lenders and from each Lender to each other Lender, with the same force and effect as if such assignments were evidenced by any applicable Assignment and Assumptions under the Credit Agreement and (ii) to any adjustments to be made to the Register to effectuate such reallocations and assignments. In connection therewith, any reallocation of Commitments among the applicable Lenders resulting from such adjustments, and any reallocation among the applicable Lenders of outstanding Loans resulting from such adjustments, shall, in each case, occur on the effective date of this Amendment in connection with this Amendment, and the Administrative Agent may make such adjustments between and among the Lenders in consultation with the Borrowers as are reasonably necessary to effectuate such adjustments, so that the Commitments are as set forth on the revised Schedule 1.1(b) attached hereto as Exhibit A as of the effectiveness of this Amendment. Notwithstanding anything to the contrary in Section 13.10(b) of the Credit Agreement or this Amendment, (i) no other documents or instruments, including any Assignment and Assumption, shall be executed in connection with these assignments (all of which requirements are hereby waived), (ii) no fees shall be required to be paid to the Administrative Agent in connection with such assignments, and (iii) such assignments shall be deemed to be made with all applicable representations, warranties and covenants as if evidenced by an Assignment and Assumption; in each case, without limiting the requirement that each Lender shall be an Eligible Assignee.

4.    Effectiveness. This Amendment shall become effective on the date when the Administrative Agent or Wells Fargo Securities, LLC (“Wells Fargo Securities”), as applicable, shall have received (i) counterparts of this Amendment executed by the Borrowers, the Guarantor and all of the Lenders and (ii) payment of all fees, costs and expenses set forth in Sections 8(a) and (b) of this Amendment.

5.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

6.    Representations and Warranties. Each Borrower and Guarantor represents and warrants that (a) it has the corporate power and authority to make, deliver and perform this Amendment, (b) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Amendment, (c) this Amendment has been duly executed and delivered on behalf of such Person, (d) this Amendment constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date and (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect hereto.

7.    Acknowledgement and Reaffirmation. By their execution hereof, each Borrower and the Guarantor hereby expressly (a) consents to this Amendment and to the amendments to the Credit Agreement set forth herein, (b) acknowledges that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which such Borrower or the Guarantor is a party remain in full force and effect (it being understood and agreed that to the extent any such covenants, representations, warranties or other obligations are expressly modified herein, such covenants, representations, warranties or obligations shall continue in full force and effect as expressly modified herein) and (c) acknowledges and agrees that this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

8.    Costs, Expenses and Taxes. The Company agrees to pay:

(a)     in accordance with Section 13.3 of the Credit Agreement, but subject to the provisions set forth in Section 5 of that certain commitment letter dated as of March 4, 2020, from Wells Fargo and the other commitment parties thereto to the Company, all reasonable and invoiced out-of-pocket costs and expenses of the Administrative Agent and Wells Fargo Securities in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and invoiced fees and out-of-pocket expenses of counsel for the Administrative Agent and Wells Fargo Securities; and

(b)     all fees payable pursuant to that certain letter agreement by and among the Company, Wells Fargo, Wells Fargo Securities and Citigroup Global Markets Inc., dated as of March 4, 2020.

9.    Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic (pdf) transmission shall be effective as delivery of a manually executed counterpart hereof.

10.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to any other conflicts or choice of law principles thereof.

11.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12.    Successors and Assigns. This Amendment shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives, all as of the day and year first written above.

BORROWERS:

BLACKROCK, INC.,
as Borrower and Guarantor

By:	/s/ Philippe Matsumoto
Name:	Philippe Matsumoto
Title:	Managing Director and Treasurer

BLACKROCK GROUP LIMITED,
as Designated Borrower

By:	/s/ Colin Thomson
Name:	Colin Thomson
Title:	Managing Director / Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender, L/C Agent and Lender

By:	/s/ Megan Griffin
Name:	Megan Griffin
Title:	Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

CITIBANK, N.A., as Lender, Swingline Lender and Issuing Lender

By:	/s/ Maureen Maroney
Name:	Maureen Maroney
Title:	Vice President

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

BANK OF AMERICA, N.A., as Lender

By:	/s/ Alexandra Knights
Name:	Alexandra Knights
Title:	Associate

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

BANK OF CHINA, NEW YORK BRANCH, as Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

BARCLAYS BANK PLC, as Lender

By:	/s/ Craig J. Malloy
Name:	Craig J. Malloy
Title:	Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

CREDIT SUISSE AG, Cayman Islands Branch, as Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Komal Shah
Name:	Komal Shah
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender

By:	/s/ Annie Chung
Name:	Annie Chung
Title:	Director

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Ryan Durkin
Name:	Ryan Durkin
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

HSBC BANK USA, NATIONAL ASSOCIATION, as Lender

By:	/s/ Kieran Patel
Name:	Kieran Patel
Title:	Managing Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as Lender

By:	/s/ Letian Yan
Name:	Letian Yan
Title:	Relationship Manager

By:	/s/ Jeffrey Roth
Name:	Jeffrey Roth
Title:	Executive Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Diego E Nunes
Name:	Diego E Nunes
Title:	Executive Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ David White
Name:	David White
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

BNP PARIBAS, as Lender

By:	/s/ Marguerite L. Lebon
Name:	Marguerite L. Lebon
Title:	Vice President

By:	/s/ Laurent Vanderzyppe
Name:	Laurent Vanderzyppe
Title:	Managing Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

MIZUHO BANK, LTD., as Lender

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

ROYAL BANK OF CANADA, as Lender

By:	/s/ Alex Figueroa
Name:	Alex Figueroa
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

STATE STREET BANK AND TRUST COMPANY, as Lender

By:	/s/ Mary H. Carey
Name:	Mary H. Carey
Title:	Vice President

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Benjamin Goldberg
Name:	Benjamin Goldberg
Title:	Vice President

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Lender

By:	/s/ Andrew Keith
Name:	Andrew Keith
Title:	Executive Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

BANCO SANTANDER, S.A., as Lender

By:	/s/ Pablo Tarrio
Name:	Pablo Tarrio
Title:	Attorney

By:	/s/ Laura Castán
Name:	Laura Castán
Title:	Attorney

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Rose Mary Perez
Name:	Rose Mary Perez
Title:	Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

SOCIETE GENERALE, as Lender

By:	/s/ Robert Roberto
Name:	Robert Roberto
Title:	Managing Director, Chairman, Financial Institutions Group

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

NATWEST MARKETS PLC, as Lender

By:	/s/ Fred J. Matt
Name:	Fred J. Matt
Title:	Managing Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

MUFG BANK, LTD., as Lender

By:	/s/ Rajiv Ranjan
Name:	Rajiv Ranjan
Title:	Vice President

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender

By:	/s/ Brian Crowley
Name:	Brian Crowley
Title:	Managing Director

By:	/s/ Miriam Trautmann
Name:	Miriam Trautmann
Title:	Senior Vice President

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

ING BANK N.V., as Lender

By:	/s/ L.G. Humme
Name:	L.G. Humme
Title:	Director

By:	/s/ J.D. Dijkstra
Name:	J.D. Dijkstra
Title:	Managing Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC, as Lender

By:	/s/ Mark Sahler
Name:	Mark Sahler
Title:	Managing Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

NATIXIS LONDON BRANCH, as Lender

By:	/s/ Christine Coudray
Name:	Christine Coudray
Title:	Global Head of Asset Management Coverage

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

STANDARD CHARTERED BANK, as Lender

By:	/s/ James Beck
Name:	James Beck
Title:	Associate Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

SUMITOMO MITSUI BANKING CORPORATION, as a Lender and as the Japanese Yen Lender

By:	/s/ Carl Adams
Name:	Carl Adams
Title:	General Manager

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

THE TORONTO-DOMINION BANK NEW YORK BRANCH, as Lender

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Barry K. Chung
Name:	Barry K. Chung
Title:	Sr. Vice President

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

BROWN BROTHERS HARRIMAN & CO., as Lender

By:	/s/ Elizabeth Prickett
Name:	Elizabeth Prickett
Title:	Managing Director

BlackRock, Inc.

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Signature Pages

Exhibit A

(to Amendment No. 9 to Five-Year Revolving Credit Agreement)

Schedule 1.1(b)

(to Five-Year Revolving Credit Agreement)

Commitments

	Revolving Credit Commitment	Revolving Commitment Percentage	USD Revolving Credit Commitment	USD Revolving Commitment Percentage	L/C Fronting Commitment	Swingline Commitment
Wells Fargo Bank, National Association	$200,000,000.00	5.4201%	—	—	$66,666,667.00	$200,000,000.00
Citibank, N.A.	$200,000,000.00	5.4201%	—	—	$66,666,667.00	$200,000,000.00
Bank of America, N.A.	$200,000,000.00	5.4201%	—	—
Bank of China, New York Branch	—		$200,000,000.00	64.5161%
Barclays Bank PLC	$200,000,000.00	5.4201%	—	—
Credit Suisse AG, Cayman Islands Branch	$200,000,000.00	5.4201%	—	—
Deutsche Bank AG New York Branch	$200,000,000.00	5.4201%	—	—
Goldman Sachs Bank USA	$200,000,000.00	5.4201%	—	—
HSBC Bank USA, National Association	$200,000,000.00	5.4201%	—	—
Industrial and Commercial Bank of China Limited, New York Branch	$200,000,000.00	5.4201%	—	—
JPMorgan Chase Bank, N.A.	$200,000,000.00	5.4201%	—	—		$200,000,000.00
Morgan Stanley Bank, N.A.	$200,000,000.00	5.4201%	—	—
BNP Paribas	$131,000,000.00	3.5501%	—	—
Mizuho Bank, Ltd.	$131,000,000.00	3.5501%	—	—
Royal Bank of Canada	$131,000,000.00	3.5501%	—	—
State Street Bank and Trust Company	$131,000,000.00	3.5501%	—	—
The Bank of New York Mellon	$131,000,000.00	3.5501%	—	—
Nomura Corporate Funding Americas, LLC	—		$110,000,000.00	35.4839%
Credit Agricole Corporate & Investment Bank	$95,000,000.00	2.5745%
Banco Santander, S.A.	$80,000,000.00	2.1680%	—	—
Societe Generale	$80,000,000.00	2.1680%	—	—
NatWest Markets Plc	$80,000,000.00	2.1680%	—	—
MUFG Bank, Ltd.	$65,000,000.00	1.7615%	—	—
U.S. Bank National Association	$55,000,000.00	1.4905%
Australia and New Zealand Banking Group Limited	$45,000,000.00	1.2195%	—	—
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$45,000,000.00	1.2195%	—	—
ING Bank N.V.	$45,000,000.00	1.2195%	—	—
Jefferies Leveraged Credit Products, LLC	$45,000,000.00	1.2195%	—	—
Natixis London Branch	$45,000,000.00	1.2195%	—	—
Standard Chartered Bank	$45,000,000.00	1.2195%	—	—
Sumitomo Mitsui Banking Corporation	$45,000,000.00	1.2195%	—	—
The Toronto-Dominion Bank New York Branch	$45,000,000.00	1.2195%	—	—
Brown Brothers Harriman & Co.	$20,000,000.00	0.5420%	—	—
Total	$3,690,000,000.00	100.0000%	$310,000,000.00	100.0000%	$133,333,334.00	$600,000,000.00
Total of Revolving Credit Commitment plus USD Revolving Credit Commitment:	$4,000,000,000.00

BlackRock, Inc.

Exhibit A

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Exhibit B

(to Amendment No. 9 to Five-Year Revolving Credit Agreement)

Exhibit J

(to Five-Year Revolving Credit Agreement)

FORM OF

DESIGNATED BORROWER NOTICE

Date:                             ,

To: BlackRock, Inc.

The Lenders party to the Credit Agreement referred to below

Ladies and Gentlemen:

This Designated Borrower Notice is made and delivered pursuant to Section 2.9(b) of the Five-Year Revolving Credit Agreement dated as of March 10, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among BlackRock, Inc., a Delaware corporation (the “Company”) and certain Subsidiaries of the Company, as Borrowers, the Lenders who are or may become a party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, Issuing Lender and L/C Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Administrative Agent hereby notifies the Company and the Lenders that effective as of the date hereof                              (the “New Borrower”) shall be a Designated Borrower and may receive Loans and have Letters of Credit issued for its account on the terms and conditions set forth in the Credit Agreement.

The Administrative Agent hereby notifies the Company and the Lenders that the Designated Borrower Sublimit for the New Borrower shall be $             .

[Signature Page Follows]

BlackRock, Inc.

Exhibit B

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:
Name:
Title:

BlackRock, Inc.

Exhibit B

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

Exhibit C

(to Amendment No. 9 to Five-Year Revolving Credit Agreement)

Exhibit L

(to Five-Year Revolving Credit Agreement)

FORM OF

SUBLIMIT NOTICE

Dated as of:

Wells Fargo Bank, National Association,

 as Administrative Agent

MAC D1109-019

1525 West W.T. Harris Blvd.

Charlotte, NC 28262

Attention of: Syndication Agency Services

Ladies and Gentlemen:

This irrevocable Sublimit Notice is delivered to you pursuant to Section 2.1(a) of the Five-Year Revolving Credit Agreement, dated as of March 10, 2011 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), by and among BlackRock, Inc., a Delaware corporation (the “Company”) and certain Subsidiaries of the Company, as Borrowers, the Lenders who are or may become a party thereto, and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender, Issuing Lender and L/C Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

The Company and [                    , as [a] Designated Borrower[s] under the Credit Agreement hereby notify you that:2

[Option 1: To be included only if either the Company Sublimit or the Designated Borrower Sublimit is being modified, terminated or reinstated.

1.

The [Company Sublimit][Designated Borrower Sublimit with respect to [                    ]3] described in Section 2.1(a) of the Credit Agreement is hereby [modified from $              to $             ][terminated][reinstated in the amount of $             ]. [Such [increase][reinstatement] of the Designated Borrower Sublimit shall not be effective unless and until the Administrative Agent has countersigned this notice below.][4]

2.	The [Company Sublimit][Designated Borrower Sublimit with respect [ ]5] described in Section 2.1(a) of the Credit Agreement remains $ .]

[2]	The Company and all Designated Borrowers in existence as of the date hereof must execute the Sublimit Notice.
[3]	Insert name of Designated Borrower.
[4]	Second sentence only to be excluded in the event a Designated Borrower Sublimit is being decreased.
[5]	Insert name of Designated Borrower.

BlackRock, Inc.

Exhibit B

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

[Option 2: To be included only if both the Company Sublimit and the Designated Borrower Sublimit are being modified, terminated and/or reinstated.

1.	The Company Sublimit described in Section 2.1(a) of the Credit Agreement is [modified from $ to $ ][terminated][reinstated in the amount of $ ].

2.

The Designated Borrower Sublimit of [                    ][6] described in Section 2.1(a) of the Credit Agreement is [modified from $              to $             ][terminated][reinstated in the amount of $             ]. [Such [increase][reinstatement] of the Designated Borrower Sublimit shall not be effective unless and until the Administrative Agent has countersigned this notice below.][7]

[Signature Page Follows]

[6]	Insert name of Designated Borrower.
[7]	Second sentence only to be excluded in the event a Designated Borrower Sublimit is being decreased.

BlackRock, Inc.

Exhibit B

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)

IN WITNESS WHEREOF, the undersigned has executed this Sublimit Notice as of the day and year first written above.

BLACKROCK, INC.

By:
Name:
Title:

[DESIGNATED BORROWER(S)][8]

By:
Name:
Title:

[Consented to and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:	][9]

[8]	All Designated Borrowers in existence as of the date hereof must execute the Sublimit Notice.
[9]	To be included for any proposed increase in or reinstatement of any Designated Borrower Sublimit.

BlackRock, Inc.

Exhibit B

Amendment No. 9 to Five-Year Revolving Credit Agreement (2020)